                                                                   EXHIBIT 10.10
                               STANDARD SUBLEASE

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. PARTIES. This Sublease, dated, for reference purposes only, June 8, 1995, is made by and between FOOTE, CONE & BELDING COMMUNICATIONS, INC. now known as TRUE NORTH COMMUNICATION, a delaware corporation (herein called "Sublessor") and SPECTRAL HOLDINGS CORPORATION, a California Corporation, dba SPECTRATEK (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 5405 JANDY PLACE, LOS ANGELES 90066 and described as AN INDUSTRIAL BUILDING CONTAINING APPROXIMATELY 70,440 SQUARE FEET

Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.       TERM.

         3.1 TERM. The term of this Sublease shall be for 31 months and 21 days commencing on June 20, 1995 * see addendum 12e and ending on February 11, 1998 unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date such occupancy shall be subject to all provisions hereof such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $40,000.00, in advance, on the 11th day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $67,096.77, as rent for June 20, 1995 through August 10, 1995. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $100,000.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.       USE.

         6.1 USE. The Premises shall be used and occupied only for corporate office, warehouse, manufacturing and distribution of holograms and other related uses. and for no other purpose.

         6.2     COMPLIANCE WITH LAW.

                 (a) Sublessor warrants to Sublessee that the Premises, in its existing state but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed in the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

                 (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their as is condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.       MASTER LEASE.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated October 6, 1992 wherein Bardon of Hollywood, Inc., a California Corporation, dba Bardon, Inc. is the lessor, hereinafter referred to as the "Master Lessor"

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: see paragraph 12

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

         7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.       ASSIGNMENT OF SUBLEASE AND DEFAULT.

         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay the Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.       CONSENT OF MASTER LESSOR.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless within 10 days of the date hereof. Master Lessor signs this Sublease thereby giving its consents to this Subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

         9.3     In the event that Master Lessor does give such consent then:

                 (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                 (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                 (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                 (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                 (e) Master Lessor may consent to subsequent sublettings and assignments of the Mater Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                 (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor

10.      BROKERS FEE.

         10.1 Upon execution hereof by all parties, Sublessor shall pay to ZAMEL & ASSOCIATES, pursuant to 5/9/95 agreement. DELETED

         10.2    DELETED.

         10.3    DELETED.

         10.4    DELETED.

         10.5    DELETED.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

                             see addendum attached

         If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.


Executed at San Francisco, CA                               Foote, Cone & Belding Communications, Inc.
            ---------------------------------------         ---------------------------------------------------
                                                            now known as True North Communications, Inc.
                                                            ---------------------------------------------------
on            June 20, 1995
   ------------------------------------------------
                                                            By    /s/ Signature unreadable
                                                               ------------------------------------------------
address      1255 Battery Street
        -------------------------------------------
                                                            By   VP Finance; FCB/WEST
                                                               ------------------------------------------------
               San Francisco
---------------------------------------------------
                                                                       "Sublessor"  (Corporate seal)


Executed at    Los Angeles, CA                                Spectral Holdings Corporation
            ----------------------------------------        ---------------------------------------------------
on               June 13, 1995                                dba Spectratek
   -------------------------------------------------        ---------------------------------------------------
                                                            By   /s/ Terry Conway
                                                               ------------------------------------------------
address         1508 Cotner Avenue
        -------------------------------------------
                                                            By   President
                                                               ------------------------------------------------
                  Los Angeles CA 90025
---------------------------------------------------
                                                                  "Sublessee"  (Corporate seal)

Executed at
            ---------------------------------------         ---------------------------------------------------

on                                                          By
   ------------------------------------------------            ------------------------------------------------

address                                                     By
        -------------------------------------------            ------------------------------------------------

                                                                     "Master Lessor"  (Corporate seal)
---------------------------------------------------


Executed at
            ---------------------------------------         ---------------------------------------------------

on                                                          By
   ------------------------------------------------            ------------------------------------------------

address                                                     By
        -------------------------------------------            ------------------------------------------------

                                                                      "Guarantors"  (Corporate seal)
---------------------------------------------------

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
                (Do not use this form for Multi-Tenant Property)


1.       BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Lease ("Lease") dated for reference purposes only, October 6, 1992 is made by and between Bardon of Hollywood, Inc., a California corporation, dba Bardon, Inc. ("Lessor") and Krupp/Taylor U.S.A., a Delaware corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 5405 Jandy Place located in the County of Los Angeles, State of California 90066 and generally described as (describe briefly the nature of the property) an industrial building containing approximately 70,440 square feet and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference ("Premises"), (See Paragraph 2 for further provisions.)

         1.3 TERM: five (5) years and four (4) months ("Original Term") commencing October 12, 1992 ("Commencement Date") and ending February 11, 1998 ("Expiration Date"), (See Paragraph 3 for further provisions.)

1.4 EARLY POSSESSION: Not Applicable (See Paragraphs 3.2 and 3.3 for further provisions.)

         1.5 BASE RENT: $35,220 per month ("Base Rent"), payable on the first (1st) day of each month commencing October 12, 1992 and shall be increased on the first day of the 33rd month of the Term hereof in accordance with the provisions of Section 4.2 below. See Addendum (See Paragraph 4 for further provisions.) [ ]x If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

         1.6 BASE RENT PAID UPON EXECUTIONS: $35,220 as Base Rent for the fourth (4th) month of the Original Term.

 1.7 SECURITY DEPOSIT: $70,440 ("Security Deposit"). (See Paragraph 5 for further provisions.)

         1.8 PERMITTED USE: Printing, storage and distribution of direct and mass-mailing materials and related office and other uses (See Paragraph 6 for further provisions.)

         1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

         1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): The Klabin Company (Attention: Stuart Klabin, Doug Marshall) represents
[x] Lessor exclusively ("Lessor's Broker"): [ ] both Lessor and Lessee, and Cushman & Wakefield of California, Inc. (Attention: Jay Borzi) represents
[x] Lessee exclusively ("Lessee's Broker"): [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Foote, Cone and Belding Communications, a Delaware corporation ("Guarantor"). (See Paragraph 37 for further provisions.)

         1.12 ADDENDA. Attached here is an Addendum or Addenda consisting of Paragraphs 1 through 11 and Exhibits "A" and the Guaranty attached hereto all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable

                                  See Addendum

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, hearing, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one hundred eighty (180) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance rectify the same at Lessor's expense if Lessee does not give Lessor written notice of a non-compliance with this warranty within eighteen (18) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. See Addendum

         2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has ben advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and except as otherwise expressly provided herein assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and
(c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

         2.5     DELETED.

3.       TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be applied for the period or such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect no advance the Expiration Date of the Original Term.

                                                    Initials        /s/
                                                             ------------------
                                                                    /s/
                                                             ------------------








NET                                 PAGE 1

         3.3 DELAY IN POSSESSION. If for any reasons Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4 or, if no Early Possession Date is specified by the Commencement Date, Lessor shall not be subject to any liability therefor nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee if possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor at any time prior to the date Lessor delivers possession of the Premises to Lessee in the condition required hereunder, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten
(10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.       RENT.

         4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction except as expressly provided herein on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

         4.2     See Addendum

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reasons thereof if Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premiss, return to Lessee (or, at Lessor' option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease See Addendum

6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable hereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or cause damage to, neighboring premises or properties.

         6.2     HAZARDOUS SUBSTANCES.

                 (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either, (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable use shall also include Leasee's being responsible for the presence in, or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Leasee may without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances (other than an increase in the Security Deposit) as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements)

         (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable case to believe, that Hazardous Substance, or a condition, giving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

         (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all lost of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substances or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to the effects of any contamination or injury to person, property or the environmental created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof or of any contamination therein involved and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement* entered into by Lessor and Lessee* shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement

         (d)     See Addendum

         6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating to any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release by Lessee or any of its agents, employees, contractors, sublessees, assignees or invitees of any hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within fifteen (15) days after receipt of Lessor's written request provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

       6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times and upon reasonable prior notice for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of a Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party request same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or unless the inspection is requested or ordered by a governmental authority as the result of any such existing violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. Lessor and Lessor's Lender(s) shall endeavor to perform any such entry in a manner which minimizes the interference with or disruption of Lessee's operations.

7.       MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
         ALTERATIONS.

         7.1     LESSEE'S OBLIGATIONS.

                 (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 and Section 3 of the Addendum (Lessor's warranty as to compliance with covenants, etc), 7.2 and Section 7 of the Addendum (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occur

*required by Applicable Law                          Initials      /s/
                                                             ------------------

as a result of Lessee's use, any prior use, the elements or the age of the such portion of the Premises including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting, facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contacts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or sidepipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) rock clearing and drain maintenance and (vi) asphalt and parking lot maintenance.

         7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraph 2.2 (relating to condition of the Premises), 2.2 and Section 3 of the Addendum (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and Section 7 of the Addendum and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof* it is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which allows Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.
                          *See Addendum

         7.3     UTILITY INSTALLATIONS;  TRADE FIXTURES; ALTERATIONS.

                 (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements of the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion, "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed. Lessee may, however without Lessor's consent make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

                 (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

                 (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be tendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                 (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

                 (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor.
Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility installations made without the required consent of Lessor.

                 (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear and damage by casualty excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered that include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee at levels in violation of applicable laws all as may then be required by Applicable Law. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

         7.5     See Addendum.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within thirty (30) days following receipt of an invoice for any amount due.

         8.2     LIABILITY INSURANCE.

                 (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                 (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3     PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                 (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loan payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss and earthquake coverage. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an insured Loss, as defined in Paragraph 9.1(c). See Addendum.

                 (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under the Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                 (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                 (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility installations.

         8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its costs shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. Lessee shall be the

Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

         8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to procure and maintain the same, but at Lessee's expense.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8 (text unreadable) in accordance with Paragraph 8.3(a) above). The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required or by any deductibles applicable thereto.

         8.7 INDEMNITY. Except for Lessor's or its employees', agents' or contractors' negligence, willful misconduct and/or breach of express warranties or any provision of this Lease, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not in case any action or proceeding be brought against Lessor by reason of any of the foregoing matters. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. See Addendum.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Subject to Section 9 of the Addendum Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1     DEFINITIONS.

                 (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations or damage the**

                 (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations or damage the repair of***

                 (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                 (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                 (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, to the extent Lessor makes a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations unless Lessor, as the insuring party, has elected to carry insurance on the same and provided such loan is not also covered by Lessee's insurance as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less to the extent Lessor makes insurance proceeds available to Lessee for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor, if Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

*and earthquake coverage.
**repair of which can be completed in less than 180 days from the date of casualty.
***which cannot be completed in less than 180 days from the date of casualty
   (unless the same does not materially interfere with (text unreadable).

         9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either:
(i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within thirty (30) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

         9.5     DAMAGE NEAR END OF TERM.  See Addendum

         9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                 (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured) or Paragraph 9.3 (Partial Damage - Uninsured Loss), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                 (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within one hundred eighty (180) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater, Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

         9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

         9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1    (a)      PAYMENT OF TAXES.  Lessee shall pay the Real Property
Taxes, as defined in Paragraph 10.2, applicable to the Premises during the terms of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Leasee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                 (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, if Lessee has been delinquent in the payment of Real Property Taxed at any time during the Lease Term, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

         10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of changes in applicable law taking effect, during the term of this Lease. See Addendum

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

                                                     Initials      /s/
                                                             ------------------
                                                                   /s/
                                                             ------------------

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay such taxes to the taxing authority prior to delinquency (of if already paid, to Lessor directly within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.)

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.      ASSIGNMENT AND SUBLETTING.

         12.1    LESSOR'S CONSENT REQUIREMENT.

                 (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                 (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of fifty (50) percent more of the voting control of Lessee shall constitute a change in control for this purpose.

                 (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it exists prior to said transaction or transactions constituting such reduction, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

                 (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c).

         12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                 (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, in accordance with the terms of such assignment or subletting (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                 (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                 (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

                 (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                 (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, (which use and/or modifications shall be reasonably considered by Lessor). Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor, and shall pay lessor's reasonable*

                 (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.




         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                 (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and

Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                 (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor except to the extent received by Lessor or for any other prior Defaults or Breaches of such sublessor under such sublease.



                 (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                 (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

                 See Addendum

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                 (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises coupled with a failure to pay rent when due.

                 (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of ten
(10) days following written notice thereof by or on behalf of Lessor to Lessee.

                 (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                 (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                 (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                 (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

                 (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor; (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease (after expiration of any applicable cure period), within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from
Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                 (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                 (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3    See Addendum.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due form Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

         13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.6, a reasonable time shall be thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, the Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If a portion of the Premises, or the land area not occupied by any building, is taken by condemnation, which materially impairs Lessee's ability to conduct its operations from the Premises Lessee may, at Lessee's option, to be exercised in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall

                                                     Initials    /s/
                                                             ------------------

have taken possession) terminate this Lease as to the date the condemning authority takes such possession. If Lessee does not terminate this lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in accordance with the impairment in Lessee's ability to conduct its operations from the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.      BROKER'S FEE.

         15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

         15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers.

         15.3    Deleted.

         15.4    Deleted.

         15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless form and against liability for compensation of charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.      TENANCY STATEMENT.

         16.1 Each Party (as "RESPONDING PARTY") shall within twenty (20) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

         16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinafter defined. See Addendum.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.
Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.      NOTICES.

         23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A courtesy copy of all notices required or permitted to be given to either Party hereunder shall be concurrently transmitted to such party or parties at such addresses as such Party may from time to time hereafter designate by written notice to the other Party.

         23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty- eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by either Party of the Default or Breach of any term, covenant or condition hereof by the other, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other of the same or of any other term, covenant or condition hereof, Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.      Deleted.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                                                     Initials    /s/
                                                             ------------------

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. Subject to the nondisturbance provisions of Paragraph 30.3 This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reasons thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reasons of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") in a commercially reasonable form from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. They attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or during the last nine (9) months of the Term lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee, and shall be conducted in a manner to minimize interference with Lessee's operations.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.      CONSENTS.

         (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

         (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.      GUARANTOR.

         37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

         37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.      OPTIONS.

         39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

         39.2    OPTIONS PERSONAL TO ORIGINAL LESSEE.  Deleted.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

                                                      Initial    /s/
                                                             ------------------

         39.4    EFFECT OF DEFAULT ON OPTIONS.

                 (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured or (ii) during the time Lessee is in Breach of this Lease.

                 (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reasons of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                 (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after notice from Lessor that such obligation is past due or if Lessee commits a Breach of this Lease.

         39.5    See Addendum.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on its behalf and the requesting Party shall, within thirty
(30) days after request by the other Party, deliver to the requesting Party evidence satisfactory to requesting Party of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions or the Addendum attached hereto and incorporated herein by this reference shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at                                                 Executed at
            ---------------------------------------                     ---------------------------------------
on                                                          on
   ------------------------------------------------            ------------------------------------------------
by LESSOR:                                                  by LESSEE:
Bardon of Hollywood, Inc., a California                     Krupp/Taylor, U.S.A., a Delaware
---------------------------------------------------         ---------------------------------------------------
corporation, dba Bardon, Inc.                               corporation
---------------------------------------------------         ---------------------------------------------------
                                                            By   Patrick J. Coll
                                                               ------------------------------------------------
By    /s/                                                   Name Printed:  Patrick J. Coll
   ------------------------------------------------                       -------------------------------------
Name Printed:  Donald H. Slate                              Title:   President
              -------------------------------------                --------------------------------------------
Title:   Pres.
       --------------------------------------------
                                                            By
                                                               ------------------------------------------------
By                                                          Name Printed:
   ------------------------------------------------                       -------------------------------------
Name Printed:                                               Title:
              -------------------------------------                --------------------------------------------
Title:                                                      Address:
       --------------------------------------------                  ------------------------------------------
Address:
         ------------------------------------------         ---------------------------------------------------
                                                            Tel. No. (    )                Fax No. (    )
---------------------------------------------------                   ----  --------------          ----  -----
Tel. No. (    )                Fax No. (    )
          ----  --------------          ----  -----


NET

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071 (213) 687-8777. Fax No. (213) 687-8616.

                                    ADDENDUM


         This Addendum is attached to and forms a part of that certain Lease dated October 6, 1992 by and between Bardon of Hollywood, Inc., a California corporation, dba Bardon, Inc., as Lessor, and Krupp/Taylor U.S.A., a Delaware corporation, as Lessee. The provisions of this Addendum supersede any contrary provisions in the Lease.

1.       SECTION 1.5 - BASE RENT.

         Subject to the provisions set forth below, provided that Lessee is not then in Default under the terms and provisions of this Lease, Lessee shall not be obligated to pay Base Rent for the first (1st), second (2nd), third (3rd) and twenty-first (21st) months of the Original Term of this Lease (the "Abated Rent"). The foregoing shall not, however, relieve Lessee from paying all other fees and charges payable by Lessee hereunder during such months.

2.       SECTION 2.1 - LETTING.

         The Base Rent set forth above is computed at the rate of fifty cents ($.50) per month per square foot of Building Area, based on 70,440 square feet of Building Area. For purposes of this Lease, "Building Area" shall mean the gross floor area of the Premises measured from the outside of the exterior walls of the Premises. At Lessee's election, Lessee's licensed architect may verify the Building Area of the Premises within thirty (30) days after the Commencement Date, and any dispute shall be resolved by binding arbitration in Los Angeles in accordance with the rules and regulations of the American Arbitration Association. Lessor and Lessee shall thereafter promptly confirm in writing the Building Area of the Premises and shall set out the initial Base Rent payable hereunder. If Lessee fails to cause such verification to be performed within said 30-day period, the square footage set forth above shall be deemed conclusive for all purposes hereunder. Except as provided below, if the Premises has more (or less) than 70,440 square feet of Building Area, then the Base Rent set forth in Paragraph 1.6 above, shall be proportionately increased (or decreased) to the amount obtained by multiplying fifty cents ($.50) times the agreed upon number of square feet of Building Area contained in the Premises. If any previous Base Rent payments exceed the amount of Base Rent determined in accordance with this Paragraph, Lessee shall be given a credit against the next Base Rent installment due under this Lease. If any previous Base Rent payments were less than the amount of Base Rent determined in accordance with this Paragraph, Lessee shall, within ten (10) days of such determination of Building Area, pay the difference to Lessor.

3.       SECTION 2.3 - COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING
         CODE.

         Notwithstanding anything to the contrary set forth in the printed portion of paragraph 2.3 above, Lessor's warranty shall only be effective for a period of six (6) months following the Commencement Date with respect to Hazardous Substances and shall not apply at any time to the removal of asbestos or other Hazardous Substances from the Premises the removal of which would not have been required by applicable law but for Lessee's Alterations and/or Utility Installations.

         In addition to the obligations of Lessor set forth in the printed portion of paragraph 2.3 above, Lessor hereby agrees, at its sole cost and expense, to comply with any requirements of the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101, et seq.) which are required by any governmental agency to be performed with respect to the Premises provided the same do not arise from or in connection with any of the Alterations or Utility Installations constructed by or at the request of Lessee with respect to which Lessee shall be liable, at its sole cost and expense, for such compliance.

4.       SECTION 4.2 - COST OF LIVING INCREASE (NEW).

         The Base Rent shall be increased on the first day of the 33rd month of the Original Term hereof (the "Rental Adjustment Date") in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (Los Angeles/Anaheim/Riverside Statistical Area on the basis of 1982-1984 = 100) (the "Index"), as follows:

         The Base Rent (the "Comparison Base Rent") in effect immediately prior to the Rental Adjustment Date (without regard to any setoffs, free rent or other deductions) shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Base Rent began through the month in which the Rental Adjustment Date occurs; provided, however, the increase in Base Rent payable by Lessee pursuant to this section shall not be greater than 13.3333% of the Base Rent in effect immediately prior to the Rental Adjustment Date. The Base Rent shall not, however, be reduced by reason of such computation. Lessor shall notify Lessee of such increase by a written statement which shall include the Index for the Comparison Date, the Index for the Rental Adjustment Date, the percentage increase between the two indices and the new Base Rent. Lessee shall pay the new Base Rent from the Rental Adjustment Date until the expiration of the Original Term. Lessor's notice may be given after the Rental Adjustment Date and Lessee shall pay Lessor the accrued rental adjustment for the months elapsed between the effective date of the increase and Lessor's notice of such increase within thirty (30) days after Lessor's notice. If the format or components of the Index are materially changed after the Commencement Date, Lessor shall reasonably select a substitute index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date.

5.       SECTION 5 - SECURITY DEPOSIT.

         Provided that Lessee is not in Default under the terms of this Lease (as defined in Paragraph 13.1) on the last day of the 35th month of the Original Term hereof, Lessor shall apply $35,220 of the Security Deposit against the Base Rent then owing for the 36th month of the Term of this Lease. The foregoing shall not, however, relieve Lessee from paying any additional Base Rent or other charges applicable to the 36th month of the Term. Thereafter, Lessee shall only be obligated to maintain a Security Deposit equal to $35,220.

6.       SECTION 6.2(d) - LESSOR'S INDEMNIFICATION.

         Lessor shall indemnify, protect, defend and hold Lessee, its agents, employees and lenders, if any, and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys and consultants fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessor or under Lessor's control or which occurred or existed prior to the Commencement Date of this Lease. Lessor's obligations under this paragraph shall include, but not be limited to, the effects of any contamination or injury to persons, property or the environment created or suffered by Lessor and the costs of investigation (including consultants and attorneys fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved and shall survive the expiration or earlier termination of this Lease. Additionally, to Lessor's actual knowledge without any inquiry, the Premises is presently free of any asbestos or other Hazardous Substances and/or storage tanks.

7.       SECTION 7.2 - LESSOR'S OBLIGATIONS.

         Notwithstanding anything to the contrary contained in this Lease, Lessor shall, at its sole cost and expense, maintain the foundations, subfloors, roof (including the repair and/or replacement, as necessary), exterior walls and other structural portions of the Premises in good condition and repair provided that Lessor shall not be responsible for the routine cleaning of the roof or maintenance of the drainage systems or any damage caused to the foregoing which results from the acts or omissions of Lessee, its agents or employees. Furthermore, Lessee acknowledges and agrees that to the extent any of Lessee's improvements (including the installation and maintenance of an HVAC system on the roof of the Premises) causes any damage to the roof or other structural portions of the Premises, Lessee shall remain liable for such damage including, without limitation, the repair and/or replacement of the roof.

8.       SECTION 7.5 - LESSEE'S IMPROVEMENTS.

         Subject to the provisions of paragraphs 2.2 and 2.3 above, Lessee hereby acknowledges and agrees that it is accepting the Premises in their "As Is" condition and that Lessor shall not be obligated to construct or pay for any tenant improvements thereon except that Lessor shall provide to Lessee a tenant improvement allowance (the "Improvement Allowance") of up to Twenty Thousand Dollars ($20,000) to paint and carpet the existing office space in the Premises. The Improvement Allowance shall be promptly reimbursed to Lessee upon Lessor's receipt of paid invoices from Lessee with respect to such painting and carpeting. Any portion of the Improvement Allowance which is not used to paint and carpet the Premises within six (6) months of the Commencement Date shall be retained by the Lessor. Lessee acknowledges that all other improvements to the premises shall be made at Lessee's sole cost and expense and shall be subject to Lessor's prior written approval and the provisions of paragraphs 7.3 and 7.4 above. Furthermore, Lessee acknowledges and agrees that the execution and commencement of this Lease shall not be subject to, delayed or conditioned upon Lessee obtaining any governmental approvals or permits or other consents to construct any improvements in the Premises. Lessor expressly acknowledges that Lessee intends to construct additional improvements in the Premises promptly following the Commencement Date at a cost of approximately Two Hundred Thousand Dollars ($200,000).
Lessor agrees that it shall, within seven (7) days of its receipt of any proposed plans and specifications for such alterations, provide to Lessee either Lessor's written approval of such plans and specifications or written notice of Lessor's disapproval thereof, which disapproval notice shall state the reasons for such disapproval and the specific changes to the submitted plans and specifications which must be made in order for Lessor to approve the same, if any. Lessor's response with respect to any revised plans and specifications shall thereafter be limited to five (5) days following its receipt of the revised documents. The failure of Lessor to respond in writing within the required time period shall conclusively be deemed to constitute Lessor's approval of the plans and specifications as submitted by Lessee.

9.       SECTION 8.3 - PROPERTY INSURANCE.

         Notwithstanding anything to the contrary contained in the printed portion of Paragraph 8.3 of the Lease, Lessee shall not be obligated to pay for the premium attributable to the portion of the property insurance relating to earthquake coverage except Lessee shall pay for such earthquake coverage (i) during the first year of the Lease (not to exceed $16,200), or (ii) if required by any Lender; provided, however, Lessor shall use its diligent efforts to persuade any such Lender that earthquake insurance should not be required coverage.

10.      SECTION 8.7 - LESSOR'S INDEMNITY.

         Except for Lessee's or its employees', agents', contractors', sublessees' or assignees' negligence and/or breach of express warranties or any provisions of this Lease, Lessor shall indemnify, defend and hold Lessee and its directors, officers, employees and agents harmless from and against any and all claims, damages, costs, liens, judgments, penalties, expenses (including, without limitation attorneys and consultants costs and fees) and/or liabilities (but excluding consequential damages) arising out of directly or indirectly any breach by Lessor of this Lease or any provision hereof or as a result of the negligence or willful misconduct of Lessor, its employees, agents, contractors or invitees. The following shall include but not be limited to the defense or pursuit of any claims or any action or proceeding involved therein and whether or not (in the case of claims made against Lessee) litigated and/or reduced to judgment and whether well founded or not. In case any action or proceeding be brought against Lessee by reason of any of the foregoing matters, Lessor, upon notice from Lessee, shall defend the same at Lessor's expense and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any such claim in order to be so indemnified.

11.      SECTION 9.5 - DAMAGE NEAR END OF TERM.

         If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may, at their respective option, terminate this Lease by giving notice to the other of such party's election to do so within thirty (30) days after the date of the occurrence of such damage. In such event, this Lease shall terminate as of the date of such notice; provided, however, if Lessee at the time has an exercisable option to extend this Lease, then Lessee may preserve this Lease by exercising such option within twenty (20) days following the occurrence of damage or before the expiration of the time provided in such option for its exercise, whichever is earlier (the "Exercise Period"). If Lessee duly exercises such option during said Exercise Period, Lessor shall, if and to the extent required under this Paragraph 9, repair such damage as soon as reasonably possible and this Lease shall, subject to the provisions of this Paragraph 9, continue in full force and effect. If Lessee fails to exercise such option during said Exercise Period, then Lessor or Lessee may, at their respective option, terminate this Lease by giving written notice to the other of its election to do so within ten
(10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary. In such event, this Lease shall terminate as of the date of such notice.

12.      SECTION 10.2 - DEFINITION OF "REAL PROPERTY TAXES."

         Notwithstanding anything to the contrary contained herein, Lessee shall not, during the Original Term of this Lease or any extension thereof, be liable for increases in Real Property Taxes that result from a sale, financing or refinancing or other transfer by Lessor of the Premises or any portion thereof or interest therein.

13.      SECTION 12.4 - ASSIGNMENT AND SUBLETTING TO AFFILIATES.

         Notwithstanding anything to the contrary contained in Paragraph 12 of the Lease, Lessee shall have the right, without Lessor's consent, to assign this Lease or sublet all of the Premises to any parent or subsidiary of Lessee or to any person, firm or corporation which is controlled by, under the control of, or under common control with Lessee, or, subject to the terms of Paragraph 12.1(c) of the Lease any entity into which Lessee may be merged or consolidated or which purchases all or substantially all of the assets of Lessee; provided, however, in all such instances, Lessee shall provide Lessor with written notice of such transfer, the transferee shall expressly assume in writing all of Lessee's obligations under the Lease and Lessee shall not be released from any liability under the Lease.

14.      SECTION 17 - LESSOR'S LIABILITY.

         Lessee understands and agrees that this Lease is a sublease of the Premises and that Lessor is the tenant under that certain Master Lease dated _________________ (the "Master Lease") between Jandy Investment Company, a California general partnership ("Master Landlord"), as landlord, and Lessor, as tenant. As a condition to Lessee's obligations hereunder and to the effectiveness of this Lease, Lessor shall deliver to Lessee concurrently with Lessor's execution hereof, a non-disturbance agreement from the Master Landlord in the form attached hereto which provides that as long as Lessee is not in default under the terms and provisions of the Lease, Lessee's right to possession of the Premises under the Lease or any extensions or renewals thereof shall not be diminished or interfered with by Master Landlord and Master Landlord shall, upon termination of the Master Lease, recognize Lessee as its tenant under the Lease as if Master Landlord and Lessee were original signatories thereto.

15.      SECTION 39.5 - OPTION TO EXTEND.

         (a)  GRANT OF OPTION.

              Lessor hereby grants to Lessee one (1) option (the "Option") to extend the Original Term for an additional term of five (5) years (the "Extension"), on the same terms and conditions as set forth in the Lease, but at a Base Rent as set forth below. The Option shall be exercised only by written notice delivered to Lessor at least one hundred twenty (120) days before the expiration of the Original Term. If Lessee fails to deliver to Lessor written notice of the exercise of the Option within the prescribed time period, the Option shall lapse, and there shall be no further right to extend the Original Term.

         (b)  FAIR RENTAL VALUE ADJUSTMENT.

              The Base Rent shall be increased on the first day of the first month of the Extension (the "Rental Adjustment Date") to ninety- five percent (95%) of the "fair rental value" of the Premises, determined in the following manner:

              (i) Not later than one hundred (100) days prior to the Rental Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the fair rental value of the Premises as of such Rental Adjustment Date. If Lessor and Lessee have not agreed upon the fair rental value of the Premises at least ninety (90) days prior to the Rental Adjustment Date, the fair rental value shall be determined by appraisal, by one or more brokers (herein called "Brokers"), as provided in Subparagraph (ii), below. Such Broker(s) shall have at least five (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Premises is located and shall be members of professional organizations such as the of American Industrial Real Estate Association, or equivalent.

              (ii) If Lessor and Lessee are not able to agree upon the fair rental value of the Premises within the prescribed time period, then Lessor and Lessee shall attempt to agree in good faith upon a single Broker not later than seventy-five (75) days prior to the Rental Adjustment Date. If Lessor and Lessee are unable to agree upon a single Broker within such time period, then Lessor and Lessee shall each appoint one Broker not later than sixty five (65) days prior to the Rental Adjustment Date. Within ten (10) days thereafter, the two (2) appointed Brokers shall appoint a third (3rd) Broker. If either Lessor or Lessee fails to appoint its Broker within the prescribed time period, the single Broker appointed shall determine the fair rental value of the Premises. If both parties fail to appoint Brokers within the prescribed time period, the single Broker appointed shall determine the fair rental value of the Premises. If both parties fail to appoint Brokers within the prescribed time periods, then the first Broker thereafter selected by a party shall determine the fair rental value of the Premises. Each party shall bear the cost of its own Broker and the parties shall share equally the cost of the single or third Broker, if applicable.

              (iii) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used but excluding any value given to the "Lessee Owned Alterations and/or Utility Installations." If a single Broker is chosen, then such Broker shall determine the fair rental value of the Premises. Otherwise, the fair rental value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation below the Base Rent payable by Lessee during the last month of the Original Term. Lessor and Lessee shall instruct the Broker(s) to complete the determination of the fair rental value not later than thirty (30) days prior to the Rental Adjustment Date. If the fair rental value is not determined prior to the Rental Adjustment Date, then Lessee shall continue to pay to Lessor the Base Rent applicable to the Premises immediately prior to the Extension, until the fair rental value is determined. When the fair rental value of the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Lessee to Lessor and the new Base Rent determined hereunder.

         (c)  COST OF LIVING ADJUSTMENT.

              The Base Rent shall be further increased on the first day of the 31st month of the Extension (the "Extension Adjustment Date") by reference to the Index (or substitute index) defined in Paragraph 4.2 of the Lease as follows: The Base Rent in effect immediately prior to the Extension Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the Index has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the Extension Adjustment Date occurs; provided, however, the increase in Base Rent payable by Lessee pursuant to this section shall not be greater than 12.5% of the Base Rent in effect immediately prior to the Extension Adjustment Date. In no event shall the Base Rent be reduced by reason of such computation.

16.      SELF-HELP.

         If Lessee provides written notice to Lessor of an item of repair which is the obligation of Lessor which requires the action of Lessor, and Lessor fails to provide such action within a reasonable period of time, given the circumstances, after receipt of such written notice, but in no event earlier than thirty (30) days after receipt of such written notice (except in the event of emergency repairs required for the roof, in which event Lessor shall provide such services or take such action within a reasonable period of time), then Lessee may proceed to take the required action upon the delivery of an additional written notice to Lessor specifying that Lessee is taking such required action, and if such action was required under the terms of this Lease to be taken by Lessor, then Lessee shall be entitled to a prompt reimbursement by Lessor for Lessee's reasonable cost and expense in taking such action. Further, if Lessor does not deliver a written objection to Lessee within thirty
(30) days after receipt of an invoice from Lessee for its costs in taking such action which Lessee claims should have been taken by Lessor, and if such invoice from Lessee sets forth a reasonably detailed breakdown of its costs and expenses in connection with taking such action on behalf of Lessor, then Lessee shall be entitled to deduct from rental payable by Lessee under the Lease the amount set forth in such invoice. If, however, Lessor delivers to Lessee within thirty (30) days after receipt of Lessee's notice a written objection to the payment of such invoice, then Lessee shall not be entitled to such deduction from rental but as Lessee's sole remedy, Lessee may proceed to claim a default by Lessor and the matter shall proceed through the judicial process in the court of appropriate jurisdiction or, at either party's election, the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the rules of the American Arbitration Association in Los Angeles, California, and whose costs shall be paid for by the losing party unless it is not clear that there is a "losing" party, in which case the cost of arbitration shall be shared equally. The purpose of the use of an arbitrator to resolve such a dispute is to avoid the delays incident to the court calendar system of the jurisdiction within which the Premises are located. Therefore, the parties agree that if the issue in dispute between Lessor and Lessee under this section may be expected to be resolved under the then current calendar of the court of appropriate jurisdiction within a period not exceeding six months from the date the issue is joined by Lessor's objection to Lessee's invoice, then the arbitration process described hereinabove shall be utilized and the matter shall proceed through the judicial process of the court of appropriate jurisdiction.

17.      SAFE TO REMAIN ON PREMISES.

         Lessee acknowledges and agrees that the safe located on the mezzanine level of the Premises is and shall remain the sole and exclusive property of Lessor. However, as an accommodation to Lessor, Lessee hereby agrees to permit Lessor to store the safe at the Premises during the term of the Lease, at no additional cost or expense, provided that Lessor removes all contents therefrom on or before October 31, 1992. Thereafter, Lessor shall have no further right of access to the safe until the Lease expires. Lessee shall not be liable for any damage or destruction to the safe unless caused by Lessee's gross negligence or willful misconduct.

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

1.       PARTIES.

         This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement"), dated as of October 6, 1992, is entered into by and between Jandy Investment Company, a California general partnership ("Master Lessor"), Bardon of Hollywood, Inc., a California corporation, dba Bardon, Inc. ("Landlord"), and Krupp/Taylor U.S.A., a Delaware corporation ("Tenant").

2.       RECITALS.

         2.1 Master Lessor and Landlord entered into that certain Lease dated as of _____________________________, 199__, hereinafter referred to as the
"Master Lease" covering that certain real property (the "Property") commonly known as 5405 Jandy Place, Los Angeles, California, as more particularly described in the Master Lease.

         2.2 On or about October 6, 1992, Landlord, as sublessor, and Tenant, as sublessee, entered into a Sublease (the "Sublease") for the entire Property.

         2.3 The parties hereto intend to establish certain rights of quiet and peaceful possession and use of the Property and other rights for the benefit of the parties and further to define the terms, covenants and conditions pertaining to such rights.

3.       AGREEMENT.

         NOW, THEREFORE, in consideration of the foregoing and other mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

         3.1 SUBORDINATION. The Sublease is now and shall at all times continue to be subject and subordinate in each and every respect to the Master Lease.

         3.2 NON-DISTURBANCE. Master Lessor agrees that so long as the Sublease has not been lawfully terminated on account of a default by Sublessee thereunder in accordance with the provisions of the Sublease, Master Lessor shall honor all of the provisions of the Sublease and shall not disturb or otherwise interfere with Sublessee's possession and quiet enjoyment of the Property in accordance with the terms of the Sublease, nor shall any of the rights and privileges of Sublessee under the Sublease be in any manner diminished or affected by Master Lessor, all notwithstanding any default by Landlord under the Master Lease or any termination of the Master Lease.

         3.3 SUBLESSEE'S ATTORNMENT. In the event the Master Lease is terminated and Master Lessor thereafter succeeds to the interest of Landlord under the Sublease, Sublessee shall attorn to and be bound to Master Lessor under all the terms and conditions of the Sublease for the balance of the term thereof with the same force and effect as if Master Lessor were the landlord thereunder, such attornment to be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto, immediately upon Master Lessor succeeding to the interests of Landlord under the Sublease. The rights and obligations of Sublessee and Master Lessor, respectively, upon such attornment shall, to the extent of the then remaining balance of the term of the Sublease, including any renewals or extension thereof provided for in the Sublease, be the same as now set forth in the Sublease and by this reference, the Sublease is incorporated herein as part of this Agreement.

4.       MISCELLANEOUS.

         4.1 ATTORNEYS FEES. In the event of any action at law or in suit or in equity is brought to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys fees in connection therewith.

         4.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         4.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.




                                           "MASTER LESSOR"

                                           JANDY INVESTMENT COMPANY, a
                                           California general partnership


                                           By:   /s/
                                              ---------------------------------
                                           Its:    Partner
                                               --------------------------------

                                           "LANDLORD"

                                           BARDON OF HOLLYWOOD, INC., a
                                           California corporation


                                           By:    /s/
                                              ---------------------------------
                                           Its:    Pres.
                                               --------------------------------


                                          "TENANT"

                                           KRUPP/TAYLOR U.S.A., a Delaware
                                           corporation


                                           By:    /s/
                                              ---------------------------------
                                           Its:   President
                                               --------------------------------





                                     Page 2